NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME PER SHARE
NET INCOME PER SHARE

NOTE 17—NET INCOME PER SHARE

        The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2011, 2010 and 2009:

	For the year ended December 31,
	2011	2010	2009
Numerator:
Net income (loss) attributable to UTStarcom Holdings Corp.	$13,387,032	$(65,128,668)	$(225,688,182)
Denominator:
Weighted average shares outstanding—Basic	154,472,843	137,057,324	127,346,146
Potentially dilutive ordinary share equivalents—stock options and restricted stock	449,591	—	—

Weighted average shares outstanding—Diluted	154,922,434	137,057,324	127,346,146

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Basic	$0.09	$(0.48)	$(1.77)

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Diluted	$0.09	$(0.48)	$(1.77)

        The dilutive effect of share-based awards is reflected in diluted net income per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the company's ordinary share can result in a greater dilutive effect from potentially dilutive awards.

        For the year ended December 31, 2011, options and restricted stocks to purchase 4,309,905 ordinary shares were excluded from the calculation of diluted earnings per share as their effect was anti-dilutive. For the years ended December 31, 2010 and 2009, no potential common shares were dilutive because of the net loss in each of these years.